Exhibit 99.1

Client Id: 77 THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT WOR - Q4 2018 Worthington Industries Inc Earnings Call EVENT DATE/TIME: JUNE 28, 2018 / 2:30PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 JUNE 28, 2018 / 2:30PM, WOR - Q4 2018 Worthington Industries Inc Earnings Call C O R P O R A T E P A R T I C I P A N T S B. Andrew Rose Worthington Industries, Inc. - Executive VP & CFO Catherine Mayne Lyttle Worthington Industries, Inc. - VP of Communications & IR John P. McConnell Worthington Industries, Inc. - Chairman of the Board & CEO Mark A. Russell Worthington Industries, Inc. - President & COO C O N F E R E N C E C A L L P A R T I C I P A N T S Martin John Englert Jefferies LLC, Research Division - Equity Analyst Philip Ross Gibbs KeyBanc Capital Markets Inc., Research Division - VP and Equity Research Analyst P R E S E N T A T I O N Operator Good morning. Welcome to the Worthington Industries Fourth Quarter Fiscal 2018 Earnings Conference Call. (Operator Instructions) This conference is being recorded at the request of Worthington Industries. If anyone objects, you may disconnect at this time. I'd like to introduce Ms. Cathy Lyttle, Vice President of Corporate Communications and Investor Relations. Ms. Lyttle, you ma y begin. Catherine Mayne Lyttle - Worthington Industries, Inc. - VP of Communications & IR Thank you, Justin . Good morning . Welcome to our fourth quarter and fiscal year - end earnings call . Certain statements made today are forward - looking within the meaning of the 1995 Private Securities Litigation Reform Act . These statements are subject to risks and uncertainties and could cause actual results to differ from those suggested . We issued our earnings release yesterday post market . Please refer to it for more details on those factors that could cause actual results to differ materially . This call is being recorded and will be made available later on our Worthington Industries' website . On our call today, our Chairman and CEO, John McConnell; President and COO, Mark Russell; Executive Vice President and CFO, A ndy Rose. John has some opening comments. John P. McConnell - Worthington Industries, Inc. - Chairman of the Board & CEO Well, thank you, Cathy and thank all of you for joining us this morning . We had a great quarter, our best fourth quarter ever . And I'm going to say that again, it was our best fourth quarter ever . We are very proud of our employees and all of their efforts . That fourth quarter led to the second best year we've ever had as well . Now there's much to talk about this quarter, so I'll turn the call over to Andy Rose to walk you through our results. Andy? B. Andrew Rose - Worthington Industries, Inc. - Executive VP & CFO Thanks, John . Good morning, everyone . To finish the year, the company had a record fourth quarter with earnings of $ 1 per share, excluding impairment and restructuring charges and nonrecurring tax items . This was up $ 0 . 13 per share from the prior year quarter . For the fiscal year, we achieved our second best earnings per share of $ 3 . 05 adjusted for impairment and restructuring and nonrecurring items related to the new tax law . Adjusted EBITDA for the year was $ 397 million, just 2 % below our $ 407 million record last year . 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 Several unique items in Q 4 were as follows : inventory holding gains during the quarter were estimated at $ 18 million or $ 0 . 19 per share as compared to gains of $ 11 million or $ 0 . 10 per share in the prior year quarter . Impairment charges were $ 53 million during the quarter . $ 42 million was attributable to the write - down of our liquefied natural gas investment in Turkey . $ 11 million was attributable to the impairment of some oil and gas assets, where the book value exceeded the current market value despite the recovery underway in that market . As a result of our strong performance aided by the new tax legislation, we have elected to pay all of our nonexecutive employees $ 1 , 000 bonus this year for their hard work and commitment to our success . This resulted in $ 5 . 5 million of one - time expense during the quarter or $ 0 . 06 per share, split roughly $ 3 million in Cylinders and $ 2 million in Steel . Our effective annual tax rate came in at 4 % due to several discrete benefits, including those related to the impairment and restructuring charges and the new tax law . Excluding these benefits, the rate would have been 28 . 4 % for the year . For fiscal 2019 , we are assuming a tax rate of 24% . Cylinders' operating income, excluding restructuring, was up $ 4 . 8 million or 25 % to $ 24 million, driven primarily by Amtrol and strong consumer product and industrial product volume, partially offset by a decline in alternative fuels and losses in oil and gas . Operating margins for the quarter improved to 7 % over the prior quarter but are still below normal due to the impact of losses in oil and gas, but the trend is positive . The integration of Amtrol has gone very well . The business has exceeded expectations from a financial standpoint, and it has strengthened our competitive position . Perhaps most important, the people of Amtrol have embraced Worthington, and have delivered us some very compelling capabilities that we did not have previously . We appreciate all of the folks that have played a role in making this integration a success . Steel Processing operating income was down $ 7 million or 13% , excluding restructuring from the prior year quarter to $ 48 million . The rapid rise in steel prices has created FIFO inventory holding gains, but soft scrap prices and some transitional hedging programs have had a negative impact on margins, offsetting a good portion of this benefit . Improvements in direct volume were negated by mix changes and were further offset by fall volume declines . Construction, Agriculture and Automotive markets continue to be strong . Revenue in Engineered Cabs declined slightly year - over - year, as we have transitioned out of most of our unattractive programs, and we are spooling up a number of new platforms that the team has won under our model of seeking to provide customers with full service design, engineering, tooling and manufacturing . The lower volume and higher labor and conversion cost increased operating losses to $ 5 million, $ 1 . 2 million below the previous quarter . Equity income from our joint ventures during the quarter was up $ 14 million . WAVE and ClarkDietrich led the improvement, as price increases helped to offset rising steel cost . We received dividends from JVs of $ 28 million during the quarter . For the year, we received dividends of $ 90 million, a cash conversion rate of 87 % on equity income . Cash from operations was $ 79 million for the quarter and $ 281 million for the fiscal year . Free cash flow for the year was $ 205 million . During the quarter, we spent $ 21 million on capital projects, distributed $ 13 million in dividends, and repurchased 1 million shares for $ 44 million . As a result of the new tax legislation and our lower tax rate going forward, we have made several decisions consistent with our philosophy of sharing profits with our employees and investors, as well as reinvesting in the company . Yesterday, the board declared a $ 0 . 23 per share dividend, an increase of $ 0 . 02 per share payable in September of 2018 . This increase is double that of the past 3 years . This is the 8 th consecutive year with a dividend increase, and the 50 th consecutive year that the company has paid a dividend . Interest expense was up $ 300 , 000 from the prior quarter to $ 10 million . We have $ 122 million in cash, $ 750 million of funded debt and $ 537 million available under our revolving credit facilities . Our net - debt - to - EBITDA leverage ratio is now 1 . 6 x . Overall, we had a great year . This quarter was our best ever from an earnings per share standpoint, and we had our second - best earnings per share and EBITDA years before special items . Free cash flow continues to be strong, and over the past 6 years, has averaged in excess of $ 200 million . Our three - tiered strategy of growing through transformation, acquisition and innovation has proven successful, and we are confident that we can continue delivering solid results . We also expect to continue our balanced approach to investing in our business, acquiring new businesses and returning capital to shareholders via dividends and share repurchases . JUNE 28, 2018 / 2:30PM, WOR - Q4 2018 Worthington Industries Inc Earnings Call 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 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Client Id: 77 We would like to thank all of Worthington's employees for their hard work and dedication to serving our customers and delivering another excellent result for shareholders . Mark will now discuss operations . Mark A . Russell - Worthington Industries, Inc . - President & COO Thanks, Andy . Our Steel Processing business had a record quarter for direct customer shipments, which were up 6 % compared to the prior year quarter . Comparable Metals Service Center Institute data shows an overall 3 . 5 % increase in direct industry shipments for the same period . Toll processing volume decreased 14% , reflecting continued softness in our toll galvanizing business . Combined direct and toll volume was down by 3% , while the mix of direct and toll was 59 % direct versus 41 % toll, which is a 5 % shift to direct compared to last year . The strength in direct shipments was across the majority of our markets . The construction segment was particularly strong . It was up 13% . New Domestic automotive was up 7% . Agriculture was also up 7% . Direct shipments to Detroit Three automotive customers increased 1% . Heavy truck was one of the few markets that was off for us, with volume down 6% , and that follows a reduction in our book of business at just one large customer . TWB, which is Steel Processing's, laser welding joint venture with Bao Steel, saw continued growth in volume for our friction stir welded aluminum products and TWB's newest facility in Monterrey, Mexico, became profitable in the quarter, which is sooner than we had projected . Our Serviacero joint venture in Mexico delivered another solid quarter, with shipments up 2% , and we continue to deliver blanks to TWB, as the ramp up of our new heavy - gauge blanking facility in Monterrey continues . Turning to Pressure Cylinders . Our oil & gas equipment saw revenue up 26 % compared to last year, as market conditions continued to significantly improve in U . S . oil and gas markets . In alternative fuels, revenue was up 10% , primarily due to higher shipments of LPG cylinders to European automotive manufacturers and higher Type III CNG cylinder shipments . A significant portion of the product lines we acquired from Amtrol are now included in our industrial products business, including the Amtrol Alfa Line of LPG products, which are produced in Portugal and sold throughout Europe, the Middle East, Africa and India . Revenue in Industrial Products was up 58 % compared to last year . Excluding Amtrol, revenue was up 16% . The balance of the product lines we acquired from Amtrol are now included in our consumer products business, including Amtrol's line of products for residential and municipal water well systems in North America . Revenue in Consumer Products was up 52 % compared to last year . Excluding Amtrol, revenue was up 12% . In Engineered Cabs, we completed the final stage of our realignment strategy in the quarter, with the exit of the last of what was previously unprofitable business . New programs that we have coming online in the next 6 to 12 months will drive incremental volume going forward . In our WAVE joint venture, the strong improvement in earnings was driven by higher Americas volumes, as well as the effect of our recent price increases, which sought to keep us ahead of steel and other raw material cost increases, especially in the Americas . The North American volume strength was at least partly driven by customers moving orders up to get ahead of the two price increases we announced in the quarter . One was in mid - April and the other was in mid - May . The European volume was slightly lower compared to last year, and Asia volumes were essentially flat . We're proud of the outstanding and record efforts of everyone at Worthington during the quarter and during the fiscal year and we're grateful for the excellent teamwork, which drove the transformation and innovation that is apparent in our overall results . John, back to you . John P . McConnell - Worthington Industries, Inc . - Chairman of the Board & CEO Thank you, Mark and Andy . At this point, we'll be happy to take any questions you may have . JUNE 28, 2018 / 2:30PM, WOR - Q4 2018 Worthington Industries Inc Earnings Call 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 Q U E S T I O N S A N D A N S W E R S Operator (Operator Instructions) First, we go to the line of Martin Englert of Jefferies . Martin John Englert - Jefferies LLC, Research Division - Equity Analyst So quick question here in the other segment category there, was an increased loss of about $8.5 million for the quarter, can you discuss what happened there, and if that's something that would possibly continue? B. Andrew Rose - Worthington Industries, Inc. - Executive VP & CFO Yes, there's actually -- there's no businesses remaining in that segment . It really is a flow - through for unallocated corporate expenses, so expenses we have not yet allocated to the businesses and a couple of examples of those that impacted us this quarter are healthcare charges, so we're self - insured . So we accrued those on top and then pushed them out to the business over time . And then the second is our insurance captive, EPIC, where we also accrue future liabilities there . So we had an uptick in both of those, which caused the increase for the quarter . I don't expect that to continue at that level, Martin . I mean, I think in the past, we have said that's kind of maybe a couple of million dollars a quarter is kind of the normalized run rate for us, but it does bounce around a little bit based on some of the stuff I just talked about . Martin John Englert - Jefferies LLC, Research Division - Equity Analyst Got it . That's helpful . And then within WAVE and ClarkDietrich, you just spoke about some of the price increases here and some of the volume pull forward . Can you talk about if there is any other price increases initiated since the quarter ended there, and if you're seeing relatively similar margins spread trends within both those JVs? B. Andrew Rose - Worthington Industries, Inc. - Executive VP & CFO Yes . I'm not sure when the last price increase for each of them was . It's been pretty recent . There may be one more coming through for each of those businesses . But they're obviously going to track what steel pricing does, so if steel prices continue to rise, they will continue to raise price, try to and recapture as much of that as they can . Mark A. Russell - Worthington Industries, Inc. - President & COO Martin, just -- I was just checking. This is Mark. The last price increase for WAVE was in May, and the last price increase in C larkDietrich was before that, so there's nothing since the end of the quarter. Martin John Englert - Jefferies LLC, Research Division - Equity Analyst Okay. So what it sounds like is, assuming steel price is a little bit higher, could pitch margins a little bit, and there is a v olume pull forward ahead of the price increases you implemented, right? Mark A . Russell - Worthington Industries, Inc . - President & COO Certainly, in WAVE, that was the case . People got ahead of it in May a little bit, also in April . JUNE 28, 2018 / 2:30PM, WOR - Q4 2018 Worthington Industries Inc Earnings Call 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 Martin John Englert - Jefferies LLC, Research Division - Equity Analyst Okay. Okay, and any anticipation for the level of holding gains now in fiscal 1Q? B. Andrew Rose - Worthington Industries, Inc. - Executive VP & CFO Yes . I mean, I think there is, for the first quarter, we're expecting some pretty meaningful inventory holding gains, assuming steel prices stay where they are . And then after that, it should quiet down . Obviously, that depends on what steel prices do as well . So -- but next quarter, we are expecting a pretty reasonable number . Martin John Englert - Jefferies LLC, Research Division - Equity Analyst Comparable ballpark to what you saw this quarter? B. Andrew Rose - Worthington Industries, Inc. - Executive VP & CFO Yes, probably not that high. I mean, this quarter was exceptionally high. I would probably tamp it down a little bit. But aga in, it's not an exact science. We don't know that number just yet. We can estimate it, but otherwise, I'd give you a better idea. Martin John Englert - Jefferies LLC, Research Division - Equity Analyst Okay. And the last one there in your prepared remarks, you noted that adjusting for all the one - time items, your EPS for the qua rter would have been $1 per share, correct? B. Andrew Rose - Worthington Industries, Inc. - Executive VP & CFO Yes. Yes, and I would just add to that, that adjusted number does not include the $5.5 million for the one - time bonus, which is a nonrecurring charge as well. So -- and actually, I would probably say, it's $1.05 a share. Martin John Englert - Jefferies LLC, Research Division - Equity Analyst And I'm sorry then, what was the bridge from the 95 adjusted in the release, the $0.05 disparity there? B. Andrew Rose - Worthington Industries, Inc. - Executive VP & CFO Yes . So I know that's a little bit confusing, the bridge from 95 to $ 1 is an accrual related to a deferred tax liability from last quarter . So you remember, we had a big, big gain last quarter from tax . Well, there was a true up to that, which actually was about $ 0 . 05 a share in this quarter, but it's nonrecurring . Martin John Englert - Jefferies LLC, Research Division - Equity Analyst And I'm sorry, that hit the tax line item on the P&L or... JUNE 28, 2018 / 2:30PM, WOR - Q4 2018 Worthington Industries Inc Earnings Call 6 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 B . Andrew Rose - Worthington Industries, Inc . - Executive VP & CFO Yes, it's in the tax line item . Correct . Operator Next we'll go to the line of Phil Gibbs of KeyBanc . Philip Ross Gibbs - KeyBanc Capital Markets Inc . , Research Division - VP and Equity Research Analyst Cylinders' volumes on an organic basis, Mark, were very strong . It was somewhere between, I think you said 16 % for industrial ex - Amtrol and 12 % for consumer . Was there any further replenishment from the hurricane cycle in the quarter that was still with you? I would say that, that's kind of one . And then two, similar to what we saw in WAVE in terms of some pre - buy, obviously, the cylinders are very metal intensive . You think anything happened there as well? Mark A. Russell - Worthington Industries, Inc. - President & COO So the first part of your question, Phil, is there still a hurricane effect in the volume and the answer to that is yes . However, we are just now getting to the point where I think we're going to catch up . It will take us a little bit into this quarter to finish that because we have the normal seasonal demand, plus the big catch up from the five hurricane season, which we've never seen before . So that is definitely an effect there is the continued demand from left over from that hurricane season . I don't think you see any prebuy effects in there because we simply couldn't have produced for anybody who wanted to prebuy . So the price increases were working on in that space to make up for the -- material cost increases are in place, and you should see that effect . We should -- in other words, you shouldn't see further margin compression there going forward because we've adjusted prices pretty much there for the material cost increases . Philip Ross Gibbs - KeyBanc Capital Markets Inc., Research Division - VP and Equity Research Analyst Speaking of that, how do you go about attacking that in terms of the customers to mitigate -- to kind of mitigate the strong upside we're obviously going to see over the next couple of quarters in steel, in particular? B . Andrew Rose - Worthington Industries, Inc . - Executive VP & CFO I mean, it depends on the business, Phil . So within the Cylinders segments, like in industrial, for example, where we're dealing with large, large buyers, large volumes, it's often times contractual, increases and decreases, but there's usually a lag effect of, call it, 60 to 90 days before a price increase will take effect . When you're dealing with things like the consumer product that Mark was just talking about, those are more sort of under our control . We'll go out, meet with the customer and obviously work with them on price increases, but it's not built into the purchase contract in most cases . I mean, there are exceptions, but ... Philip Ross Gibbs - KeyBanc Capital Markets Inc., Research Division - VP and Equity Research Analyst And I appreciate that . And again, on Cylinders, Mark, I was hearing some anecdotes recently about the potential for there to be tariffs put in place in Canada maybe on some smaller, smaller cylinders . I can't remember if it was propane or LPG or whatever it was . But just some folks talking about that, that might be something to watch in the second half . And I know some of your business, obviously, has to be north and south of the border . So are you seeing that, I guess, in terms of what's being written? I mean, what's being dealt with in terms of the customers in terms of this kind of NAFTA retaliatory behavior right now? And how are you seeing it in the business? JUNE 28, 2018 / 2:30PM, WOR - Q4 2018 Worthington Industries Inc Earnings Call 7 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 Mark A. Russell - Worthington Industries, Inc. - President & COO Well, Phil, we actually joined in a antidumping petition along with Manchester for the 20 and 30 - pound tanks, the LPG propane tanks . Those, we believe, were coming in with some very low priced or under cost priced steel . And so we filed that petition in the quarter . That will -- that process takes several quarters to follow through . But I think that filing did have a little bit of an effect on the imports of those items coming forward, because, of course, if we end up getting with that kind of veil and duty, it's retroactive to the filing . So that's the dynamic there . But of course, as long as you have $ 900 hot roll in the United States and a lot cheaper everywhere else, then you can make things out of steel cheaper anywhere in the world, but the United States right now . So that threat is going to continue as long as that disparity exists . John P. McConnell - Worthington Industries, Inc. - Chairman of the Board & CEO I might have misunderstood your question. But I thought you asked, are we hearing anything about Canada putting tariffs on the U.S. imports? Is that correct? Philip Ross Gibbs - KeyBanc Capital Markets Inc., Research Division - VP and Equity Research Analyst Yes, specifically of cylinders. John P. McConnell - Worthington Industries, Inc. - Chairman of the Board & CEO And the answer to that is no. We have not heard any of that, and I'm not aware what they'd be protecting. But do they -- or is there a producer that we know of in Canada? Mark A. Russell - Worthington Industries, Inc. - President & COO No. John P. McConnell - Worthington Industries, Inc. - Chairman of the Board & CEO So I don't know why they would do that. B. Andrew Rose - Worthington Industries, Inc. - Executive VP & CFO Retaliatory for what's going on, probably, but... Mark A. Russell - Worthington Industries, Inc. - President & COO Okay. In terms of the talk, Phil you know what's going on, they're talking about throwing tariffs on everything, so... Philip Ross Gibbs - KeyBanc Capital Markets Inc., Research Division - VP and Equity Research Analyst Okay. So that's what I mean, it's hard to keep track, if you hadn't heard about it. Mark A. Russell - Worthington Industries, Inc. - President & COO Yes. No, in this case, I don't think there's anything to apply it to, Phil. JUNE 28, 2018 / 2:30PM, WOR - Q4 2018 Worthington Industries Inc Earnings Call 8 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 Philip Ross Gibbs - KeyBanc Capital Markets Inc., Research Division - VP and Equity Research Analyst Okay . I appreciate that . And Cabs, obviously, tough quarter, but you're talking about a transition process and getting into full service design -- full service design and some other programs moving forward . I'm just trying to think about how to look at that business over the next 6 or 12 months because, right now, obviously, we're dealing with some cost pressures and some transitionary costs, and so just how should we be thinking about that? John P. McConnell - Worthington Industries, Inc. - Chairman of the Board & CEO I think it's important to understand we've always had those capabilities . The larger players just don't need them, and what we've done is really start focusing our marketing efforts toward those who do need them and can be of greater benefit to them . So that's kind of a shift in our marketing as opposed to our capabilities . Mark A. Russell - Worthington Industries, Inc. - President & COO It's extremely slow, Phil, because of the sales cycle . It's the longest sales cycle we have of any product we sell . It takes several years to sell a cab to somebody for a program . That's the bad news . The good news is it's also the longest life cycle of anything we sell . The average life cycle of one of these products is a decade . So once you've sold it, you've got something in place for a decade, so -- it moves very, very slowly, and it's taken us several years to implement this shift in strategy, but we think it's basically done, and so we're looking forward to getting a better situation going forward . B . Andrew Rose - Worthington Industries, Inc . - Executive VP & CFO Yes . I mean, I would say, Phil, also we feel pretty good about the top line in cabs, going forward . We're trying not to overpromise here because the timing of when these programs come on is difficult to predict . It takes time, as Mark said . The sales cycle is long . The tooling up cycle is long . But we feel like we're kind of in an inflection point here . So we're hopeful that things aren't going to get worse from here, but will start to get better, but we're just not exactly sure of the timing . Philip Ross Gibbs - KeyBanc Capital Markets Inc . , Research Division - VP and Equity Research Analyst Okay . I do have another question . I appreciate all the time . But those -- it seems to me there's a lot going on right now . And in cylinders, (inaudible) B . Andrew Rose - Worthington Industries, Inc . - Executive VP & CFO Phil, we're having a hard time hearing you . I don't know . Your phone sounds kind of muffled . Philip Ross Gibbs - KeyBanc Capital Markets Inc . , Research Division - VP and Equity Research Analyst Can you hear me now? B . Andrew Rose - Worthington Industries, Inc . - Executive VP & CFO Yes, that's better . JUNE 28, 2018 / 2:30PM, WOR - Q4 2018 Worthington Industries Inc Earnings Call 9 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 Philip Ross Gibbs - KeyBanc Capital Markets Inc., Research Division - VP and Equity Research Analyst Okay, great . The oil and gas business, I think you mentioned that there were some losses that were -- that could have been a little heavier year - over - year . So question on the oil and gas side is kind of what are the magnitude of those losses and what's the outlook? And then secondarily, how much did Amtrol contribute in the quarter? B. Andrew Rose - Worthington Industries, Inc. - Executive VP & CFO Yes . The oil and gas business, I would say, we're a little more optimistic about the trajectory of the turnaround there . Our bookings are way up, revenues way up . Costs, or margins, I should say, are on their way up . And so over the next 12 months, that business -- I think we've told you in the past, that business has lost double - digit millions of dollars in the last couple of years . And we fully expect that we'll get to a point, hopefully, by year - end, where we may not be quite breakeven from an operating income standpoint, but we should be getting close . And so hopefully, that trend will start to emerge here pretty quickly . What was your second part of your question? Oh, Amtrol . So Amtrol, during the quarter was about -- sorry? Philip Ross Gibbs - KeyBanc Capital Markets Inc . , Research Division - VP and Equity Research Analyst No, so it sounds like about a $ 5 million loss or so in oil and gas . The other question was Amtrol in terms of what it contributed . B . Andrew Rose - Worthington Industries, Inc . - Executive VP & CFO Yes, so for the quarter they earned, about $ 12 million of EBITDA . So that integration has gone going very well . Their earnings are ahead of our forecast when we bought the business . So a lot of great work on both sides of the aisle there from the Worthington folks, as well as from the Amtrol folks, have been fantastic to bring in to the house . Philip Ross Gibbs - KeyBanc Capital Markets Inc . , Research Division - VP and Equity Research Analyst So that's -- what is that like $ 8 million or $ 9 million in EBIT? B . Andrew Rose - Worthington Industries, Inc . - Executive VP & CFO Yes . Operator And at this time, we actually have no further questions queued by phone . John P . McConnell - Worthington Industries, Inc . - Chairman of the Board & CEO Well, thank you again for joining us this morning. We are committed to improving our performance and increasing the value of our shareholders and investors. We hope you all enjoy celebrating the founding of our country this Fourth of July. Operator That does conclude the conference for this morning. We thank you very much for your participation and for using AT&T's Executive Teleconference Service. You may now disconnect. JUNE 28, 2018 / 2:30PM, WOR - Q4 2018 Worthington Industries Inc Earnings Call 10 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 DISCLAIMER Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Transcripts are based, companies may make projections or other forward - looking statements regarding a variety of items . Such forward - looking statements are based upon current expectations and involve risks and uncertainties . Actual results may differ materially from those stated in any forward - looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings . Although the companies may indicate and believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward - looking statements will be realized . THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS . IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT . USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS . © 2018 , Thomson Reuters . All Rights Reserved . JUNE 28, 2018 / 2:30PM, WOR - Q4 2018 Worthington Industries Inc Earnings Call 11 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.